UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2007

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 19, 2007 the board of directors of Heidrick & Struggles International, Inc., (“Heidrick & Struggles” or the “Company”) elected Gary E. Knell, to be a member of the Company’s board of directors.

The addition of Mr. Knell brings the total number of directors of Heidrick & Struggles to ten. Eight of the ten members of the Company’s board of directors are determined to be “independent” in accordance with the standards promulgated by the NASDAQ Global Select Market and by the Securities and Exchange Commission.

Knell, 53, is President and Chief Executive Officer of Sesame Workshop, the nonprofit educational organization behind Sesame Street and other programs.

Previously, he was Managing Director of Manager Media International, a print and multimedia publishing company based in Bangkok, Hong Kong and Singapore. He also has served as Senior Vice President and General Counsel at WNET/Channel 13 in New York, was Counsel to the U.S. Senate Judiciary and Governmental Affairs Committees, and worked in the California State Legislature and Governor’s Office.

Knell is a member of the Council on Foreign Relations, serves on the Board of Governors of the National Geographic Education Foundation and is a board member of AARP Services, Inc.; Save the Children; Business for Diplomatic Action; and American Public Television. He is also an advisor to WFUV, public radio at Fordham University, the Annenberg School of Communications at USC, and Common Sense Media.

He holds a bachelor’s degree in political science and journalism from the University of California at Los Angeles and a J.D. from Loyola University School of Law.

In accordance with the Company’s compensation program for non-employee directors, Mr. Knell will receive (i) an annual cash retainer of $75,000 payable on a quarterly basis and (ii) an annual equity retainer of $75,000 (pro rated for his initial term) payable in the form of restricted stock units awarded on the date of the Company’s annual meeting of stockholders. Under the compensation program, Mr. Knell may elect to receive shares of common stock in lieu of restricted stock units.

A copy of the Company’s press release relating to this event is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
99.1	Company Press Release dated September 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2007

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ K. Steven Blake
K. Steven Blake, Executive Vice President,
General Counsel and Secretary